                                                              FILE NO. 333-28537
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 7, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED JULY 7, 1997)

                                     PROSPECTUS NUMBER: 1577
                                     DATED: SEPTEMBER 17, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                Prime (Prior Day H.15)


INDEX MATURITY:           One Day


TRADE DATE:               September 17, 1997


SETTLEMENT DATE:          September 22, 1997


MATURITY DATE:            September 22, 1998


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   -2.820%
                          (minus two hundred eighty two bps)


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Daily


INTEREST PAYMENT DATES:   The 22nd of December, March, June and September commencing
                          December 1997 through Maturity, subject to Following Business Day
                          Convention


INITIAL INTEREST RATE:    TBD, September 22, 1997


FORM:                     Book-entry

